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                  WELLS FARGO DIRECTOR OUTLOOK (SERIES II AND IIR)
                               SEPARATE ACCOUNT ONE
                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                  FILE NO. 333-101951



    SUPPLEMENT DATED APRIL 11, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2004

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               SUPPLEMENT DATED APRIL 11, 2005 TO YOUR PROSPECTUS



The Wells Fargo Equity Value Fund has been renamed the "Wells Fargo C&B Large Cap Value Fund," the Wells Fargo Growth Fund has been renamed the "Wells Fargo Large Company Core Fund," and the Wells Fargo International Equity Fund has been renamed the "Wells Fargo International Core Fund" and all references to such former series names are amended accordingly.

At the Special Meeting of shareholders of the Equity Value, Growth, and International Equity Funds of the Trust on January 14, 2005, shareholders of the Equity Value Fund approved an investment sub-advisory agreement with Cooke & Bieler, L.P., shareholders of the Growth Fund approved an investment sub-advisory agreement with Matrix Asset Advisors, Inc., and shareholders of the International Equity Fund approved a definitive investment sub-advisory agreement with New Star Institutional Managers Limited. These sub-advisory agreements are expected to take effect on or about February 1, 2005. All references to such former sub-advisor names for these respective funds are amended accordingly.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5159